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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

                                                                                         STATE OF
NAME OF SUBSIDIARY                                                                    INCORPORATION
------------------                                                                    -------------
Arizona NewsChannel, L.L.C.                                                              Delaware
Cable Network Services, L.L.C.                                                           Delaware
Cablecoupons, Inc.                                                                          Texas
Cablevision of Arizona Partner, Inc.                                                     Colorado
Cablevision of Leander, Inc.                                                                Texas
Cablevision of Oklahoma Partner, Inc.                                                    Colorado
Cablevision of Pflugerville, Inc.                                                           Texas
Cablevision of Texas Partner, Inc.                                                       Colorado
Cablevision of Utah Partner, Inc.                                                        Colorado
CBS LLC Management, Inc.                                                                 Delaware
CCI PCS, Inc.                                                                            Delaware
Community Tel                                                                              Nevada
Cox @Home, Inc.                                                                          Delaware
Cox Animal Planet, Inc.                                                                  Delaware
Cox Arizona Telcom, L.L.C.                                                               Delaware
Cox Arkansas Telcom, L.L.C.                                                              Delaware
Cox Business Services, Inc.                                                              Delaware
Cox Business Services, L.L.C.                                                            Delaware
Cox California Telcom, L.L.C. (formerly Cox California Telcom II, L.L.C.)                Delaware
COX CBS Asset Management, L.L.C.                                                         Delaware
Cox Classic Cable, Inc.                                                                  Delaware
Cox Classic LLC Management, Inc.                                                         Delaware
Cox Communications Asset Management, L.L.C.                                              Delaware
Cox Communications BTP Holdings, Inc. (formerly Cox Teleport Partners, Inc.)             Delaware
Cox Communications Central II, Inc.                                                      Delaware
Cox Communications EBD Holdings, Inc.                                                    Delaware
Cox Communications E.T.E., Inc.                                                          Delaware
Cox Communications Florida (Partnership) (formerly Cox Cable New York)                   New York
Cox Communications Gulf Coast, L.L.C.                                                    Delaware
Cox Communications Hampton Roads, L.L.C.                                                 Delaware


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
Cox Communications Holdings, Inc.                                                        Delaware
Cox Communications Kansas, L.L.C.                                                        Delaware
Cox Communications Las Vegas, Inc.                                                       Delaware
Cox Communications Las Vegas Asset Management, L.L.C.                                    Delaware
Cox Communications LLC Management, Inc.                                                  Delaware
Cox Communications Louisiana, L.L.C.                                                     Delaware
Cox Communications Louisiana Asset Management, L.L.C.                                    Delaware
Cox Communications NCC, Inc.                                                             Delaware
Cox Communications New York City, Inc.                                                   New York
Cox Communications Omaha, L.L.C.                                                         Delaware
Cox Communications Payroll, Inc.                                                       California
Cox Communications Pensacola, L.L.C.                                                     Delaware
Cox Communications Shopping Services, Inc.                                               Delaware
Cox Communications Telecom, Inc.                                                         Virginia
Cox Connecticut Telcom, L.L.C.                                                           Delaware
Cox Consumer Information Network, Inc.                                                   Delaware
Cox DC Radio, Inc.                                                                       Delaware
Cox District of Columbia Telcom, L.L.C.                                                  Delaware
Cox DNS, Inc.                                                                            Delaware
Cox Fibernet Oklahoma, L.L.C.                                                            Delaware
Cox Fibernet Virginia, Inc.                                                              Delaware
Cox Florida Cable Partners                                                                Florida
Cox Florida Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                                 Delaware
Cox Georgia Telcom, L.L.C.                                                               Delaware
Cox Government Services, Inc.                                                            Delaware
Cox Iowa Telcom, L.L.C.                                                                  Delaware
Cox Kansas Telcom, L.L.C.                                                                Delaware
Cox Louisiana Telcom, L.L.C.                                                             Delaware
Cox Maryland Telcom, L.L.C.                                                              Delaware
Cox Media, Inc.                                                                          Delaware
Cox Missouri Telcom, L.L.C.                                                              Delaware
Cox Nebraska Telcom, L.L.C.                                                              Delaware
Cox Nevada Telcom, L.L.C.                                                                Delaware
Cox North Carolina Telcom, L.L.C.                                                        Delaware
Cox Oklahoma Telcom, L.L.C.                                                              Delaware


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
Cox Rhode Island Telcom, L.L.C.                                                          Delaware
Cox San Diego SPE, L.L.C.                                                                Delaware
Cox Telcom Partners, Inc.                                                                Delaware
Cox Texas Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                                 Delaware
Cox Trust I                                                                              Delaware
Cox Virginia Telcom, Inc.                                                                Virginia
CoxCom Asset Management, L.L.C.                                                          Delaware
CP Arizona I, LLC                                                                        Delaware
CP Arizona II, LLC                                                                       Delaware
CP Nevada, LLC                                                                           Delaware
CSI Partner II, Inc.                                                                     Colorado
CSI Partner, Inc.                                                                        Colorado
Fisher Communications Associates, L.L.C.                                                 Colorado
Hampton Roads Local Content, L.L.C.                                                      Delaware
Hospitality Network, Inc.                                                                  Nevada
Local News on Cable, L.L.C.                                                              Virginia
MAS ARIZONA, L.L.C.                                                                      Delaware
MT Associates, Inc. (formerly Intermedia Technologies, Inc.)                                Texas
News Channel 15, L.L.C.                                                                  Delaware
News Channel, L.L.C.                                                                     Oklahoma
Outdoor Life Network, L.L.C.                                                             Delaware
Padres CableRep Advertising Company, G.P.                                              California
Peak Cablevision, L.L.C. (former name Premier Media, L.L.C. - 09/26/1997)                Colorado
Primetel of Nevada                                                                         Nevada
Rhode Island News Channel, L.L.C.                                                        Delaware
Speedvision Network, L.L.C.                                                              Delaware
Sun Valley Cablevision, Inc.                                                                Idaho
TAL Financial Corporation                                                                  Nevada
TC Systems Partner, Inc.                                                                 Colorado
TCA Cable Partners                                                                       Delaware
TCA Cable Partners II (50.39% GP interest  held by TCIAmerican Cable
    Holdings IV, L.P;49.61% GP interest held by TCAHoldings II, L.P.)                    Delaware
TCA Cable TV of Missouri, L.L.C.                                                         Delaware
TCA Communications, Inc.                                                                    Texas


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
TCA Holdings II, L.P.                                                                       Texas
TCA Holdings, L.P.                                                                          Texas
TCA Interests, L.L.C.                                                                       Texas
TCA Interests II, L.L.C.                                                                 Delaware
TCA Interests II LLC Management, Inc.                                                    Delaware
TCA Management Company                                                                      Texas
TCA Partner Holdings, Inc.                                                               Delaware
TCI American Cable Holdings III, L.P.                                                    Colorado
TCI American Cable Holdings IV, L.P.                                                     Colorado
TCI Cablevision of Arizona, Inc.                                                          Arizona
TCI of Kansas Partner, Inc.                                                              Colorado
Telecable Associates, L.L.C.                                                             Delaware
Telecommunications of Nevada, L.L.C.                                                     Delaware
Teleservice Corporation of America, L.L.C.                                               Delaware
Texas Community Antennas, Inc.                                                              Texas
TMJV, LLC                                                                                Delaware
Tulsa Cable News, L.L.C.                                                                 Oklahoma
Tulsa Partner, Inc.                                                                      Colorado
VPI Communications, Inc.                                                                    Texas
Williamson County Cablevision Company                                                       Texas
WOWT/Cox News Channel, L.L.C.                                                            Delaware
CoxCom, Inc.                                                                             Delaware

CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:

                  d/b/a Cox Business Services
                            Arizona
                            California
                            Connecticut
                            Florida
                            Louisiana
                  d/b/a Cox Communications Bakersfield
                  d/b/a Cox Communications Cleveland Area
                  d/b/a Cox Communications Desert Valley
                  d/b/a Cox Communications Gainesville/Ocala d/b/a Cox Communications Humboldt d/b/a Cox Communications Louisiana d/b/a Cox Communications New England d/b/a Cox Communications North Carolina d/b/a Cox Communications Northern Virginia d/b/a Cox Communications Oklahoma City d/b/a Cox Communications Orange County d/b/a Cox Communications Palos Verdes d/b/a Cox Communications Pensacola d/b/a Cox Communications Phoenix d/b/a Cox Communications Roanoke d/b/a Cox Communications San Diego d/b/a Cox Communications Santa Barbara d/b/a Cox Communications Sierra Vista d/b/a Cox Communications Tucson d/b/a Cox Communications West Texas


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